Exhibit 99.3


       INTRODUCTION TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION


The accompanying Unaudited Pro Forma Condensed Combined Financial Information has been prepared giving effect to the acquisition of SA Oil and Gas Corporation. The acquisition was accounted for as a purchase business combination. The accompanying Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001 gives effect to the acquisition as if it had been consummated on March 31, 2001. The accompanying Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2000 and for the three months ended March 31, 2001 give effect t o the acquisition as if it had been consummated on January 1, 2000.

The Unaudited Pro Forma Condensed Combined Financial Information is based upon the historical financial statements of SA Oil and Gas Corporation and Stratford American Corporation after giving effect to pro forma adjustments described in the accompanying notes.

The Unaudited Pro Forma Condensed Combined Financial Information does not purport to represent what the results of operation of SA Oil and Gas Corporation and Stratford American Corporation would actually have been if the purchase described above had in fact occurred at the beginning of 2000, or any other date, or to project the net income (loss) of SA Oil and Gas Corporation and Stratford American Corporation for any future period. The adjustments are based on currently available information and certain estimates and assumptions, however, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give effect to those assumptions and are properly applied in the pro forma financial information. The Unaudited Pro Forma Condensed Combined Financial Information should be read in conjunction with the audited financial statements of SA Oil and Gas Corporation and Stratford American Corporation.

The purchase price of $211,000 was determined based on the 755,948 shares at a price of $0.28 per share, issued to SA Oil and Gas Corporation's previous owners. The resultant excess purchase price over the net tangible assets was preliminarily assumed to have an estimated economic useful life of 7 years.

                         STRATFORD AMERICAN CORPORATION
                          PRO FORMA CONDENSED COMBINED
                       STATEMENT OF OPERATIONS - UNAUDITED
                          Year Ended December 31, 2000

                                        Stratford      SA Oil and Gas     Pro Forma         Pro Forma
                                         American       Corporation       Adjustment        Combined
                                         --------       -----------       ----------        --------
Net revenues                           $   146,000      $   561,000                       $   707,000

Expenses:
  General and administrative               612,000                                            612,000
  Depreciation and depletion                22,000           42,000          113,000 (b)      177,000
  Interest                                   6,000           54,000                            60,000
  Oil & gas operations                       3,000          207,000                           210,000
  Income tax expense                            --          103,000         (103,000)(c)           --
                                       -----------      -----------      -----------      -----------

                                           643,000          406,000           10,000      $ 1,059,000
                                       -----------      -----------      -----------      ===========

Net income (loss)                      $  (497,000)     $   155,000          (10,000)     $  (352,000)
                                       ===========      ===========      ===========      ===========
Basic and Diluted
Net income (loss) per common share     $     (0.08)                                       $     (0.05)
                                       ===========                                        ===========
Pro Forma shares used in basic
and diluted calculation                  6,385,820                                          7,141,768
                                       ===========                                        ===========

The accompanying notes are an integral part of these unaudited pro forma financial statements.

                         STRATFORD AMERICAN CORPORATION
                          PRO FORMA CONDENSED COMBINED
                       STATEMENT OF OPERATIONS - UNAUDITED
                        Three Months Ended March 31, 2001


                                        Stratford      SA Oil and Gas     Pro Forma        Pro Forma
                                         American       Corporation       Adjustment       Combined
                                         --------       -----------       ----------       --------
Net revenues                           $  29,000        $ 149,000                         $ 178,000

Expenses:
  General and administrative              95,000                                             95,000
  Depreciation and depletion               5,000            6,000           28,000 (b)       39,000
  Interest                                 1,000           13,000                            14,000
  Oil & gas operations                     1,000           39,000                            40,000
  Income tax expense                          --           36,000          (36,000)(c)           --
                                       ---------        ---------        ---------        ---------
                                         102,000           94,000           (8,000)       $ 188,000
                                       ---------        ---------        ---------        =========

Net income (loss)                      $ (73,000)       $  55,000        $   8,000        $ (10,000)
                                       =========        =========        =========        =========
Basic and diluted
Net income (loss) per common share     $   (0.01)                                         $   (0.00)
                                       =========                                          =========
Pro Forma shares used in
basic and diluted calculation          6,385,820                                          7,144,768
                                       =========                                          =========

The accompanying notes are an integral part of these unaudited pro forma financial statements.

                         STRATFORD AMERICAN CORPORATION
                          PRO FORMA CONDENSED COMBINED
                            BALANCE SHEET - UNAUDITED
                                 March 31, 2001


                                                   Stratford      SA Oil and Gas     Pro Forma        Pro Forma
                                                    American       Corporation       Adjustment       Combined
                                                    --------       -----------       ----------       --------
ASSETS

Cash and cash equivalents                         $ 1,416,000      $   244,000     $  (162,000)(d)    $ 1,498,000
Receivables:
  Mortgage                                             41,000                                              41,000
  Other                                                22,000           64,000                             86,000
Investment in L.L.C                                   500,000                                             500,000
Oil and gas interests, net                             26,000           39,000         788,000 (a)        853,000
Deferred tax asset                                         --          380,000        (380,000)(c)             --
Other assets                                           52,000                                              52,000
                                                  -----------      -----------     -----------        -----------

    Total assets                                  $ 2,057,000      $   727,000     $   246,000        $ 3,030,000
                                                  ===========      ===========     ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                                       20,000           21,000                             41,000
Notes payable and other debt                           45,000          903,000                            948,000
Accrued liabilities                                    22,000                                              22,000

Net shareholders' equity (deficit)                  1,970,000         (197,000)        246,000          2,019,000
                                                  -----------      -----------     -----------        -----------

    Total liabilities and shareholders' equity    $ 2,057,000      $   727,000     $   246,000        $ 3,030,000
                                                  ===========      ===========     ===========        ===========

The accompanying notes are an integral part of these unaudited pro forma financial statements.

                         STRATFORD AMERICAN CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS - UNAUDITED



A. Reflects preliminary purchase price allocation to oil and gas interests, net.

B.   Depletion of oil and gas interests acquired.

C.   Elimination of deferred tax expense or asset for valuation allowance.

D. Payment of cash to two shareholders to redeem shares prior to closing of the acquisition.